Exhibit 99.3

Gogoro
Company Presentation
Script for Slides

09.10.21

Video Intro

*Transcript shared in separate doc

Pg 1 (Homer)

Today we’re introducing Gogoro and their Swap & Go solution
that is Refueling electric vehicles in seconds.

Pg 8 (Homer)

My name is Homer Sun and I’m the CEO of Poema Global. On behalf of my co-Sponsors, we are honored and delighted today to introduce our partners and friends at Gogoro with whom we’ve been working for many months now to bring public an extremely exciting and differentiated story around electric mobility that is happening on two-wheels . . .

You just met the CEO Horace Luke in the video. Before founding Gogoro 10 years ago, he spent a decade at Microsoft engineering some of Microsoft’s most important franchises and later as Chief Innovation Officer at HTC where he led the creation of one of the most prominent and innovative mobile brands in the world. Also on today’s call, is the CFO Bruce Aitken who spent over 20 years at Intel including as China CFO and then led the China Devices business at Amazon before joining Gogoro.

Pg 9

GOGORO is today the dominant player for electric / two-wheeler / battery-swapping in its home market of Taiwan – where over the last decade the Company has honed its product offering and developed the world’s leading technology in this area.

This PIPE transaction will be 100% primary and comes at a Pro Forma Enterprise Value of $2.35bn – representing 2.5x 2023E revenue which benchmarks exceptionally well with comparable companies

PIPE capital alongside proceeds from our $345MM SPAC will bring approximately half a billion dollars to Gogoro’s balance sheet to fund the next phase of Gogoro’s growth through expansion into China and India -- the two largest two-wheeler markets in the world.

We’ve been working with the Gogoro team for over seven months and among the extensive due diligence we’ve had a chance to conduct, we spoke to senior management of the two-wheeler OEMs with which Gogoro is partnering to enter into each of these markets . . .

And we took away a few points from those discussions that strongly reinforced our conviction around this opportunity:

• Firstly, market opportunity these players see for 2W electrification driven by strong regulatory tailwinds in China and India

• Secondly, their belief in swapping vs charging as the preferred means of refueling electric 2Ws

• And finally, the technology benchmarking done by some the largest and most sophisticated 2W OEMs in the world – all coming to the same conclusion that Gogoro has the best technology globally

And after that diligence, and as an indication of our long-term alignment we are subjecting 75% of our Sponsor promote to vesting based on achieving stock prices of $15 to $20 per share

So with that introduction to the transaction, please allow me to pass next to Horace, who will introduce us to the Company that he founded . . .

Pg 11 (Horace)

Thank you Homer.

At Gogoro, our mission is to “Put Smart, Swappable Electric Power in reach of Every Urban Rider in the World.”

We’ll do an estimated $327M in revenue this year, and since our launch in 2015, we will deliver roughly $1Bn in revenue and cumulated nearly 450K active subscribers on our Taiwan pilot network alone by the end of this year.

Since 2011, we have pioneered innovations in smart, connected, electric two wheelers, but more importantly, an advanced smart battery swapping infrastructure that has been a game changer for the two wheeler industry.

It is this combination of great vehicles and an easy-to-use infrastructure that has made owning an electric vehicle in urban centers not only possible, but super fun and enjoyable.

We believe that electric mobility adoption is inevitable, and that two wheelers will drive this transformation faster than any other mode of transportation.

In urban centers around the world, where millions of people are living on top of each other, where space and time is hard to come by, our “Swap & Go” approach to battery swapping is the only viable solution to refuel these small, agile two wheelers.

We believe we have the right technology, the right business model and the right partnerships for a fast expansion.

Pg 12

Today, I will walk you through:

The size of the market and the opportunities we see immediately ahead of us, and how our solution is different and better than others.

Secondly, the success we’ve been able to demonstrate in Taiwan, and how we are going to take our unique business model to other large scale markets.

I will then introduce partners and how working with these industry giants will make expanding into these markets faster.

Last but not least, I’ll introduce the awesome team we’ve built.

Then Bruce our CFO will walk through our financial projections, and Homer will share how we stand out from comparable business models.

Pg 16

There are nearly 500M two-wheel riders on the road in Asian cities today. When you consider the potential for them to use battery swap as a source of refueling - the opportunity is massive.

63M two-wheelers are sold annually in our target markets alone. That’s 80% of the global 4EV volume. Hardware sales and energy consumed for these vehicles adds up quickly to a very large TAM.

In order to capture this huge opportunity, we HAVE to address the challenges of cities and needs of consumers head on.

By spearheading the urban mobility industry through our innovative battery swapping, we created a solution that is more feasible and can service more customers quickly.

In the same space it takes to park and charge a cars, we’re able to service hundreds of customers a day and because our customers only come back every several days, we are able to serve more than 1,000 customers per Super GoStation location we deploy.

If you look around, you’ll see some competitors exploring battery swapping, but none has the sophistication, technology or success we demonstrate everyday.

Pg 17

Consumers worry about Range, they worry about the time it takes to charge, they worry about safety, and most of all, they worry about cost.

With battery swapping we are able to address all of their concerns.

Rather than traditional plug-in charging that can take hours, with battery swapping our customers can refuel their vehicle in seconds and go as far and for as long as they like.

Even fast charging, which has expensive electronics and often damages the battery, will never compete with the economics and sheer speed of Swap & Go.

Finally, by removing the battery from the purchase equation, we're able to provide a solution that is at cost parity, if not more affordable than traditional ICE vehicles in the market today.

Pg 18

When I started the company back in 2011, there wasn’t any readily available technology or components I could use to build up the system I imagined.

This turned out to be a good thing. Because it drove us to build a complete solution from the ground up.

Today, at Gogoro, we design and manufacture all our core components. From smart electronics, to our powerful drivetrain, our smart batteries, and our modular swap stations. And perhaps the most important thing we build, is the software and platform solutions that drives it all. This end-to-end capability enables us to deliver a seamless user experience for our customer.

It also help us to improve on quality, operation efficiency, and to reduce overall cost as we deploy our system broadly across the regions we are expanding into.

But as we prepare for rapid and wide expansion we’ll ally with supply chain partners that can match our technical precision and help us scale even faster. Who better to support us than Foxconn, who manufactures over a third of the world’s electronics every day?

Our strategic partnership with Foxconn will allow Gogoro to focus even deeper on developing technology - while leveraging the power and reach of their global production capability.

Pg 22

The technology that underpins all our success to date is the Gogoro smart battery and the battery swapping network.

Gogoro is the first and only company in the world that’s designed an automotive grade battery especially for the demanding use case of swapping.

This means it has to be high performance, tough, upgradable over the air, and most important of all, safe.

Pg 23

It's the same for our GoStation.

They are designed to be tough, waterproof, and secure.

But perhaps most importantly, their compact, modular design allows for quick and flexible installation in a wide range of locations, making deployment fast and efficient.

Pg 24

Our battery swapping network management system is autonomous, requiring almost no one to manage the network.

Our servers monitor and learn from how our customers are accessing the network and adjust which battery to charge, how fast to charge, when to charge - and who gets which battery - all in real time.

Today the Gogoro system manages over 800,0000 batteries and has handled over 200M battery swaps to date. And its engineered and ready to scale to many multiples of that.

Every component and tool in our system, from our Smart Batteries, our GoStations and our management platform are all designed to work together to make deployment and daily operation easy and painless.

Pg 21

Our platform has attracted Tier One OEMs and partners from all over the world to join up, to leverage our technology and the Gogoro Network to commercialize their electric portfolio.

Today, in addition to our own branded vehicles, our partners have launched over 15 different vehicles in just 2 years.

Customers now have a choice as to the design and brand they desire, but all riders, no matter what brand the vehicle is, subscribes to our battery swapping network.

Pg 25

We developed our technology, our business model, and proved it all in Taiwan.

Pg 26

Before Gogoro, electric vehicles didn’t even make up 1% of the market. Today it’s proven that Swap & Go is what the customers need and desire when it comes to electric vehicle refueling. Today, we’ve been able to achieve more than 10% overall marketshare, with our last quarter hitting 13.5%. This includes all traditional gasoline two wheelers. (By comparison, Tesla today has 3.5% of the US automotive market)

But what’s even more impressive, is how Gogoro and our vehicle partners have been able to secure 97% of the overall electric two wheeler market while the category’s marketshare grew over 1,000% since we pioneered the battery swapping user experience.

Within just a few years we’ve deployed our GoStation in over 2,100 locations across all of Taiwan and are rapidly expanding further. We did in 5 years what it took gas stations over 50 years to do.

We will repeat this in other markets and replicate the speed of deployment with all the learning and systems we have developed.

Pg 27

Our customer comes and swaps a battery every couple days. We are now part of their daily life.

Pg 28

Our model is much like what you’ve seen with Chargepoint, EVbox, and Stem, with first time hardware sales and a recurring revenue from usage.

But we’ve taken these concepts even further.

We have 3 distinct hardware revenue streams.

One from Gogoro branded scooter sales

Another from kits and core components we sell to our OEM partners.

And as we expand into other markets, we will sell our Smart Batteries and GoStation to network partners as part of the total enabling solution.

But what’s super unique about Gogoro is that our business model is super sticky. You CANNOT take your vehicle and, swap or charge the battery elsewhere.

This enables us to have a very predicable recurring revenue stream.

It also enables us to collect data that we can and will use to create additional revenue streams, ranging from insurance, to financing, to a broad set of location based services and other opportunities we will be developing.

Pg 29

This graph illustrates the lifetime value of our customer in Taiwan.

You’ll notice we continue to capture ongoing revenue from our subscribers years after their initial vehicle purchase. For every dollar we acquire from a customer in hardware sales, we’ll generate another dollar from the recurring subscription revenue over the lifespan of the vehicle.

And, no matter what brand they purchase, when it’s a vehicle Powered by Gogoro Network, the customer becomes our subscriber.

Pg 31

I am excited to now talk to you about what’s happening next in Gogoro

Pg 32

We have already begun our expansion into China and India.

In addition to expanding into these two regions, we’ll leverage the scale of China and India to increase our efficiency and enter into other markets as well.

Pg 33

The opportunity in China and India is huge. They are the two largest 2 wheeler markets in the world with around half a billion vehicles on the road today.

Both markets are seeking solutions like Gogoro as they’re each driving toward the full electrification of mobility by putting policies in place.

In both China and India, we are partnering with top OEMs - each with dominate share of their markets. This includes partnering to the commercialize the Gogoro battery swapping network as well as enabling them to build vehicles that are compatible with our swapping technology.

In China, new regulation enacted in 2019 requires the transition from environmentally damaging lead-acid powered vehicles to more powerful and more efficient Li-ion batteries. An estimated 290M vehicles will need to be retired and upgraded within the next 3-5 years.

In India, it is about the creation of a proper solution for electric two wheelers to transition millions of vehicles from gasoline-power to cleaner electric power. Both India’s central and local government incentives are in place to drive that change.

Because both China and India’s governments are focused on shifting to electric transportation, our partners have a mandate to quickly transform their offerings.

We believe this combination of our OEM partner’s market leadership and strong government regulation will drive electrification faster than anywhere in the world.

Pg 36

As we expand internationally, we will do it in an asset light, partner driven way. We will form a JV (what we call SwapCo) with our OEM partners for the deployment and operations of the swapping network, and empower our partners to use our core technologies to create and sell vehicles that use this network.

This way we can leverage their brand, their existing sales network, as well as their local relationships to expand quickly vs. trying to do it all ourselves.

Think of us as Microsoft, as Intel, or better yet, the Android of EV. We let our partners do what they do best, and we focus on enabling technologies and platform solutions to help them scale quickly.

Pg 37

In China, we are partnering with Yadea, the world’s #1 Electric 2W Maker with 23% of China’s marketshare and DCJ, China’s largest ICE 2W Maker. Combined they sold over 12M vehicles in 2020.

And in India, we are partnering with Hero Motocorp, India’s #1 ICE 2W Maker with a presence in 40 countries and growing. Hero just celebrated their 100 millionth vehicle shipped and set a target of another 100M in just 7 years with a focus on electric and cleaner fuel.

It’s important to highlight that over the last 18 months each of these partners have done their technology due diligence, feasibility studies, as well as business modeling and even after evaluating swapping systems in their local markets, they chose Gogoro to partner with.

The team in China is staffed and has been preparing for a Q4 2021 launch with Hangzhou being the first city and Wuxi quickly following.

We have multiple Chinese cities in planning and we will expand via our partners’ 50K retail locations across the country and franchise our network for faster expansion.

In India, our plan is to launch in New Delhi in 2022 as our pilot market. Hero has more than 7,000 retail locations across India, and similar to China, we plan to pilot in a city like New Delhi and quickly expand to the rest of the cities Hero has footprint in.

Pg 39

Great companies are built on great teams.

I am very proud of the team I get to work with on a daily basis.

All of the leadership team as well as board members on this page plan to remain on the Public Company Board.

Pg 41 (Bruce)

Our plan is for quick expansion into both China and India while maintaining growth in Taiwan. The chart on the left indicates the scale of growth. We will grow quickly from nearly 450 thousand cumulative subscribers by year end to 2.9M cumulative subscribers by the end of 2024 -- and clearly that scale will drive a substantial increase in Revenues.

There are 3 main drivers of Gogoro revenue as shown in the middle chart.

1.       Gogoro Branded Vehicle sales – these are sales of our vehicles in Taiwan.

2.       Sales of enabling HW – this will be revenue mostly from China and India and includes all kit sales to vehicle OEMs as well as battery pack and GoStation sales into our JV “SwapCos”

3.       Subscription revenue from our battery swapping networks – 100% of revenue from those networks we own as is the case in Taiwan, and a revenue share of international networks that are invested by OEM partners in China, India.

We are forecasting healthy total revenue growth from $327M this year, to $500M next year and growing to $925M in 2023 and $1.7B in 2024.

In 2019, we had a record revenue year at $439M. Due to a number of direct-to-consumer subsidy changes which went into effect on Jan 1 2020, many customers accelerated their purchases of Gogoro vehicles into 2019, creating an abnormally large 2019, and impacting 2020 revenue. The average of the 2-years sales is a better way to view these revenue numbers. 2021 revenue impact is from COVID 19 and we anticipate to recover in 2022, returning to 2020 levels with an additional 10% growth.

Despite the volatility in vehicle revenue, note that recurring revenue from battery swapping subscription services grew from $45M in 2019 to $79M in 2020, a 78% increase, and we expect to deliver $105M in revenue this year, an additional 32% increase

This reinforces both the high attach rate and high retention rate of our accumulating subscribers.

Battery swapping revenue is expected to grow to $254M by 2024 and when combined with HW enabling sales, will represent 75% of our revenue in our “Hardware as a service” model.

Enabling Hardware Revenue growth in the 2023/2024 timeframe is important as it is the leading indicator of future battery subscription revenue.

Recall from the earlier diagram that fully 50% of our total revenue will be realized from battery subscription over the approximately 10-year lifespan of the vehicle. Every dollar of HW enabling revenue will result in associated additional subscription revenue services over time.

In the table on the right, you can see that, geographically, we have historically been dependent on Taiwan. Adding markets in China and India allows us to diversify our revenue risk and take advantage of those growing markets. By 2024, almost 60% of our revenue will be derived from international markets.

Taiwan revenue continues to grow through the 3-year horizon as we accumulate increasing numbers of subscribers.

Pg 42

Our Sales projections are very conservative given the historical performance and future ambitions of our partners.

In 2020, Yadea and DaChiangJiang combined sold 12.6M vehicles. In 2021 they are forecasting additional unit growth.   Our forecast of 1.1M units of sales in 2024 in China represents only 9% of their actual 2020 sales, an even lower percentage of their expected 2021 sales.

Similarly in India, Hero sold 5.8Mu in fiscal year 2021 and also expects sales to grow going forward. Our sales forecast of only 175Ku in 2024 represents only 3% of Hero’s last year sales.

Pg 43

Our consolidated forecast for 2019-2024 is both credible and attractive.

Our revenues are expected to increase each year between now and 2024, growing 53% in 2022, 85% in 2023, and an additional 85% in 2024 to end up at $1.7B, nearly 5X our 2021 revenue and a 74% CAGR.

We have been EBITDA positive since 2019 and continue to grow EBITDA based on our accumulating subscriber base.   We will grow EBITDA to $272M by 2024, and notably, EBITDA from battery subscription services is growing from $45M in 2021 to $175M by 2024, a 56% CAGR.

We are excited about the future – with our leading technology and OEM partners, we are confident we can replicate the success we have experienced in Taiwan overseas.  Target markets are large and we are ready to scale and deliver healthy financial results.

Pg 46 (Homer)

We have triangulated valuation looking at a number of different comp sets which are shown here in order, we believe, of relevance.

The most relevant comparable are EV Charging names. This includes EV Charging Technology players like Chargepoint and STEM which have particular similarities in business models with upfront hardware revenue alongside recurring revenue. And then, also, the EV Charging Network players like EVgo and Volta which operate charging networks but don’t tend to have an upfront hardware component to their business model.

Hardware as a Service names like Peloton and Roku will, we believe, become increasingly relevant non-mobility comparable, particularly as Gogoro builds out its installed base of enabling hardware in China and India in the years to come.

Finally, we have included Global and Chinese EV OEMs as well as PTW OEMs for completeness. We don’t believe these players are as comparable given the lack of recurring revenues in their business models. Gogoro will be increasingly leaving manufacturing to the Foxconn’s of the world to focus on what Gogoro is at its core -- a technology platform.

Pg 48

Finally on valuation, we are focusing on 2023E as the reference year for our valuation and you can see that the 2.5x multiples at which we are bringing this transaction benchmarks extremely favorably to comparable companies.

We also show EBITDA multiples for completeness but aren’t relying on them due to the large variance. If anything, these multiples highlight the scale of Gogoro’s EBITDA relative to the comparable companies.

With that let me turn it back to Horace to wrap-up for us . . .

Pg 50 (Horace)

We are super excited about what’s to come

We’ve been working tirelessly over the last 10 years to get our technologies, our product and our business partnerships to the point where we are ready to go BIG.

Everyone at Gogoro is ready to take our company .to the next level

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Poema Global and Gogoro. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the capability of Gogoro’s technology and Gogoro’s business plans are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Poema Global and Gogoro caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, which is expected to be filed by Gogoro with the SEC and other documents filed by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from Poema Global’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Poema Global’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by Gogoro with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Poema Global and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Poema Global or Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Poema Global and Gogoro as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this communication.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Gogoro will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to Gogoro’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Poema Global to vote on the proposed transaction. Shareholders of Poema Global and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Poema Global, Gogoro and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Poema Global as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Poema Global will also be able to obtain a copy of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Poema Global and Gogoro and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Poema Global and their ownership is set forth in Poema Global’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under Section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Poema Global’s shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Poema Global or Gogoro, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.